Exhibit 99.1
FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP ANNOUNCES EARNINGS FOR THE FOURTH QUARTER AND YEAR

January 29, 2016 – Honesdale, PA

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market – NWFL) and its subsidiary Wayne Bank, announced earnings for the three months ended December 31, 2015 of $128,000.  This represents a decrease from the $1,541,000 earned in the comparable period of 2014 due primarily to a $2,400,000 increase in the provision for loan losses.  Earnings per share (fully diluted) were $.04 and $.42 for the three-month periods ended December 31, 2015 and 2014 respectively.  Net interest income before the provision for loan losses increased $7,000 compared to the same period of last year, while other income decreased $111,000.  A provision for loan losses of $2,820,000 was recorded in the current three-month period compared to $420,000 in the same period of last year in order to replenish the reserve for loan losses after recognizing $1,268,000 of net charge-offs during the 2015 period.  Operating expenses decreased $323,000 due primarily to a $347,000 decrease in foreclosed real estate costs.  For the year ended December 31, 2015, net income totaled $5,908,000, a decrease of $1,749,000 from the $7,657,000 earned in the prior year as a $2,900,000 increase in the provision for loan losses offset a $644,000 decrease in foreclosed real estate costs.  Earnings per share on a fully diluted basis were $1.60 for 2015 compared to $2.10 in 2014.  The return on average assets for the year was 0.80% with a return on average equity of 5.83% compared to 1.08% and 7.92%, respectively, in 2014.

Total assets were $750.5 million as of December 31, 2015.  Loans receivable totaled $559.9 million as of December 31, 2015, with total deposits of $550.9 million and stockholders’ equity of $101.0 million.

Loans receivable increased $58.8 million from the prior year-end due primarily to a $28.6 million increase in commercial loans which includes a $21.3 million increase in municipal financing.  Commercial real estate loans also increased $17.2 million during the year.  Residential mortgage loans and construction loans increased $3.5 million after the sale of $4.3 million of fixed-rate residential mortgage loans for the purpose of interest rate risk management.  Consumer loans increased $9.5 million in 2015 due primarily to a $9.2 million increase in indirect auto and marine financing.  As of December 31, 2015, total non-performing loans were $7.1 million and represented 1.27% of total loans compared to $5.6 million, or 1.12% as of December 31, 2014.  For the three months and year ended December 31, 2015, net charge-offs totaled $1,268,000 and $3,157,000, respectively, compared to $196,000 and $1,513,000, respectively, for the corresponding periods in 2014.  Based on the level of charge-offs, the Company determined that it would be appropriate to provide $2,820,000 and $4,580,000 for potential future losses for the three and twelve month periods ended December 31, 2015, respectively, compared to $420,000 in the similar quarter of last year and $1,680,000 for the year of 2014.  As of December 31, 2015, the allowance for loan losses totaled $7,298,000 and 1.30% of total loans compared to $5,875,000 and 1.17% of total loans at December 31, 2014.

Net interest income (fully taxable equivalent) totaled $6,477,000 for the three months ended December 31, 2015, an increase of $78,000 compared to the same period in 2014.  Net interest margin (fte) for the three months ended December 31, 2015 was 3.73% decreasing from 3.87% for the similar period in 2014.  The decrease in net interest margin was principally due to loan production at historically low interest rate levels which resulted in a 13 basis point decrease in the yield earned on assets.  The net interest margin was further impacted by a 1 basis point increase in the cost of interest-bearing liabilities. For the year, net interest income (fte) totaled $25,882,000, an increase of $64,000 compared to 2014.  The net interest margin (fte) declined 15 basis points to 3.75% in 2015.

Other income for the three months ended December 31, 2015 totaled $1,216,000 compared to $1,327,000 for the similar period in 2014.  Although gains on the sale of loans and securities decreased $168,000, all other items of other income increased $57,000 in the aggregate.  Other income for the year ended December 31, 2015 totaled $4,699,000 compared to $5,110,000 in 2014, a decrease of $411,000.  Gains on the sale of loans and investment securities decreased $572,000 in the aggregate, while all other items of other income increased $161,000, net.

Other expenses totaled $4,674,000 for the three months ended December 31, 2015, compared to $4,997,000 in the similar period of 2014.  Foreclosed real estate costs decreased $347,000 from the 2014 level, while all other operating expenses increased $24,000, net.  For the year ended December 31, 2015, other expenses totaled $17,100,000 compared to $17,727,000 for the similar period in 2014, a decrease of $627,000.  Foreclosed real estate costs decreased $644,000 from the prior period, while all other expenses increased $17,000, net compared to 2014.

Mr. Critelli commented, “Our earnings in 2015 were impacted by credit quality issues, resulting from the extended period of stress on our local economy, our customer base and real estate values.  During the fourth quarter of 2015, we recognized significant losses on several commercial properties as current appraised values supporting sales or future projected sales were significantly lower than those received at the time of the loan origination.  In spite of these challenges, we were able to accomplish many of our goals in 2015.  Our cash dividend per share increased from $1.20 per share to $1.24 per share, which resulted in a dividend yield in excess of 4.00% annually based on our year-end closing stock price of $28.75.  We had loan growth in excess of 10%.  The ongoing low level of interest rates and the competitive lending environment also continued to place pressure on our net interest margin; however, our year-to-date margin and our capital levels were well above peer and our operating expenses remain well controlled.  We will remain diligent in controlling and minimizing credit-related costs brought on us by our ailing economy.  We believe that we are well positioned to take advantage of the opportunities available to us, and we look forward to serving our growing base of stockholders and customers, as the local economy in Northeast Pennsylvania recovers from the extended economic downturn.”

Norwood Financial Corp., through its subsidiary Wayne Bank, operates fifteen offices in Wayne, Pike, Monroe and Lackawanna Counties, Pennsylvania.  The Company’s stock is traded on the Nasdaq Global Market under the symbol, “NWFL”.

Forward-Looking Statements.

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the ability to control costs and expenses, demand for real estate, government fiscal policies, cybersecurity and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent interest income and net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure.  Tax-equivalent net interest income is derived from GAAP interest income and net interest income using an assumed tax rate of 34%.  We believe the presentation of interest income on a tax–equivalent basis ensures comparability of interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable equivalent basis:

(dollars in thousands)	Three months ended December 31		Year ended December 31
	2015	2014	2015	2014
Net interest income	$6,112	$6,105	$24,521	$24,560
Tax equivalent basis adjustment using 34% marginal tax rate	365	294	1,361	1,258
Net interest income on a fully taxable equivalent basis	$6,477	$6,399	$25,882	$25,818

Contact: William S. Lance
    Executive Vice President &
               Chief Financial Officer
    NORWOOD FINANCIAL CORP
    570-253-8505
               www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)
	December 31
	2015	2014
ASSETS
Cash and due from banks	$9,744	8,081
Interest-bearing deposits with banks	266	4,295
Cash and cash equivalents	10,010	12,376

Securities available for sale	138,851	156,395
Loans receivable	559,925	501,135
Less: Allowance for loan losses	7,298	5,875
Net loans receivable	552,627	495,260
Regulatory stock, at cost	3,412	1,714
Bank premises and equipment, net	6,472	6,734
Bank owned life insurance	18,820	18,284
Foreclosed real estate owned	2,847	3,726
Accrued interest receivable	2,363	2,339
Goodwill	9,715	9,715
Other intangible assets	285	389
Deferred tax asset	3,867	3,285
Other assets	1,236	1,418
TOTAL ASSETS	$750,505	711,635

LIABILITIES
Deposits:
Non-interest bearing demand	$107,814	98,064
Interest-bearing	443,095	461,880
Total deposits	550,909	559,944
Short-term borrowings	53,235	25,695
Other borrowings	41,126	22,200
Accrued interest payable	957	966
Other liabilities	3,280	3,789
TOTAL LIABILITIES	649,507	612,594

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2015: 3,724,668 shares, 2014: 3,718,018 shares	373	372
Surplus	35,351	35,206
Retained earnings	65,412	64,078
Treasury stock, at cost: 2015: 23,311 shares, 2014: 40,576 shares	(626)	(1,077)
Accumulated other comprehensive income	488	462
TOTAL STOCKHOLDERS' EQUITY	100,998	99,041

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$750,505	711,635

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
INTEREST INCOME
Loans receivable, including fees	$6,058	$5,954	$24,002	$23,841
Securities	877	940	3,761	3,920
Other	1	4	16	7
Total Interest income	6,936	6,898	27,779	27,768

INTEREST EXPENSE
Deposits	587	611	2,421	2,463
Short-term borrowings	38	15	85	77
Other borrowings	199	167	752	668
Total Interest expense	824	793	3,258	3,208
NET INTEREST INCOME	6,112	6,105	24,521	24,560
PROVISION FOR LOAN LOSSES	2,820	420	4,580	1,680
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	3,292	5,685	19,941	22,880

OTHER INCOME
Service charges and fees	651	604	2,440	2,350
Income from fiduciary activities	99	109	439	437
Net realized gains on sales of securities	118	265	626	1,170
Gains on sales of loans, net	61	82	104	132
Earnings and proceeds on life insurance policies	167	171	665	685
Other	120	96	425	336
Total other income	1,216	1,327	4,699	5,110

OTHER EXPENSES
Salaries and employee benefits	2,152	2,252	8,535	8,616
Occupancy, furniture and equipment	511	516	2,082	2,117
Data processing related	261	249	943	929
Taxes, other than income	185	161	711	649
Professional fees	283	196	730	671
FDIC Insurance assessment	133	100	411	420
Foreclosed real estate owned	475	822	911	1,555
Other	674	701	2,777	2,770
Total other expenses	4,674	4,997	17,100	17,727

INCOME (LOSS) BEFORE TAX	(166)	2,015	7,540	10,263
INCOME TAX EXPENSE (BENEFIT)	(294)	474	1,632	2,606
NET INCOME	$128	$1,541	$5,908	$7,657

Basic earnings per share	$0.04	$0.42	$1.60	$2.10

Diluted earnings per share	$0.04	$0.42	$1.60	$2.10

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended December 31	2015	2014

Net interest income	$6,112	$6,105
Net income	128	1,541

Net interest spread (fully taxable equivalent)	3.58%	3.72%
Net interest margin (fully taxable equivalent)	3.73%	3.87%
Return on average assets	0.07%	0.86%
Return on average equity	0.50%	6.17%
Basic earnings per share	$0.04	$0.42
Diluted earnings per share	$0.04	$0.42

For the Twelve Months Ended December 31

Net interest income	$24,521	$24,560
Net income	5,908	7,657

Net interest spread (fully taxable equivalent)	3.61%	3.76%
Net interest margin (fully taxable equivalent)	3.75%	3.90%
Return on average assets	0.80%	1.08%
Return on average equity	5.83%	7.92%
Basic earnings per share	$1.60	$2.10
Diluted earnings per share	$1.60	$2.10

As of December 31

Total assets	$750,505	$711,635
Total loans receivable	559,925	501,135
Allowance for loan losses	7,298	5,875
Total deposits	550,909	559,944
Stockholders' equity	100,998	99,041
Trust assets under management	131,690	134,888

Book value per share	$27.39	$26.30
Equity to total assets	13.46%	13.92%
Allowance to total loans receivable	1.30%	1.17%
Nonperforming loans to total loans	1.27%	1.12%
Nonperforming assets to total assets	1.33%	1.31%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	December 31	September 30	June 30	March 31	December 31
	2015	2015	2015	2015	2014
ASSETS
Cash and due from banks	$9,744	$11,164	$8,505	$7,658	$8,081
Interest-bearing deposits with banks	266	552	11,937	11,969	4,295
Cash and cash equivalents	10,010	11,716	20,442	19,627	12,376

Securities available for sale	138,851	153,305	151,304	155,674	156,395
Loans receivable	559,925	543,536	538,870	518,961	501,135
Less: Allowance for loan losses	7,298	5,747	5,947	6,007	5,875
Net loans receivable	552,627	537,789	532,923	512,954	495,260
Regulatory stock, at cost	3,412	2,488	2,240	1,838	1,714
Bank owned life insurance	18,820	18,686	18,551	18,417	18,284
Bank premises and equipment, net	6,472	6,503	6,555	6,632	6,734
Foreclosed real estate owned	2,847	1,345	1,382	1,698	3,726
Goodwill and other intangibles	10,000	10,024	10,049	10,076	10,104
Other assets	7,466	7,473	8,075	7,443	7,042
TOTAL ASSETS	$750,505	$749,329	$751,521	$734,359	$711,635
	.	.
LIABILITIES
Deposits:
Non-interest bearing demand	$107,814	$115,313	$107,610	$101,423	$98,064
Interest-bearing deposits	443,095	456,040	468,004	468,783	461,880
Total deposits	550,909	571,353	575,614	570,206	559,944
Other borrowings	94,361	70,708	71,053	58,388	47,895
Other liabilities	4,237	5,328	4,936	5,314	4,755
TOTAL LIABILITIES	649,507	647,389	651,603	633,908	612,594

STOCKHOLDERS' EQUITY	100,998	101,940	99,918	100,451	99,041

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$750,505	$749,329	$751,521	$734,359	$711,635

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	December 31	September 30	June 30	March 31	December 31
Three months ended	2015	2015	2015	2015	2014
INTEREST INCOME
Loans receivable, including fees	$6,058	$5,958	$5,924	$6,061	$5,954
Securities	877	911	950	1,023	940
Other	1	3	8	4	4
Total interest income	6,936	6,872	6,882	7,088	6,898

INTEREST EXPENSE
Deposits	587	611	618	604	611
Borrowings	237	208	215	177	182
Total interest expense	824	819	833	781	793
NET INTEREST INCOME	6,112	6,053	6,049	6,307	6,105
PROVISION FOR LOAN LOSSES	2,820	720	420	620	420
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	3,292	5,333	5,629	5,687	5,685

OTHER INCOME
Service charges and fees	651	595	622	572	604
Income from fiduciary activities	99	126	109	105	109
Net realized gains on sales of securities	118	63	134	311	265
Gains on sales of loans, net	61	13	12	18	82
Earnings and proceeds on life insurance policies	167	167	166	165	171
Other	120	107	90	108	96
Total other income	1,216	1,071	1,133	1,279	1,327

OTHER EXPENSES
Salaries and employee benefits	2,152	2,175	2,071	2,137	2,252
Occupancy, furniture and equipment, net	511	473	542	556	516
Foreclosed real estate owned	475	47	232	158	822
FDIC insurance assessment	133	119	65	95	100
Other	1,403	1,256	1,258	1,241	1,307
Total other expenses	4,674	4,070	4,168	4,187	4,997

(LOSS) INCOME BEFORE TAX	(166)	2,334	2,594	2,779	2,015
INCOME TAX (BENEFIT) EXPENSE	(294)	557	631	738	474
NET INCOME	$128	$1,777	$1,963	$2,041	$1,541

Basic earnings per share	$0.04	$0.48	$0.53	$0.55	$0.42

Diluted earnings per share	$0.04	$0.48	$0.53	$0.55	$0.42

Book Value per share	$27.39	$27.42	$27.40	$27.38	$26.30

Return on average equity (annualized)	0.50%	6.95%	7.80%	8.22%	6.17%
Return on average assets (annualized)	0.07%	0.95%	1.06%	1.15%	0.86%

Net interest spread (fte)	3.58%	3.53%	3.53%	3.80%	3.72%
Net interest margin (fte)	3.73%	3.68%	3.68%	3.94%	3.87%

Allowance for loan losses to total loans	1.30%	1.06%	1.10%	1.16%	1.17%
Net charge-offs to average loans (annualized)	0.92%	0.68%	0.37%	0.39%	0.16%
Nonperforming loans to total loans	1.27%	1.69%	2.00%	1.11%	1.12%
Nonperforming assets to total assets	1.33%	1.40%	1.62%	1.01%	1.31%